UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	000-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road
Yardley, Pennsylvania 19067
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
Crown Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders on April 23, 2020 (the “Annual Meeting”). As of March 3, 2020, the record date for the meeting, 135,696,867 shares of Common Stock, par value $5.00 per share, of the Company (“Common Stock”) were issued and outstanding. A quorum of 117,598,191 shares of Common Stock was present or represented at the meeting.

(a)	The following individuals were nominated and elected to serve as directors:

John W. Conway, Timothy J. Donahue, Richard H. Fearon, Andrea J. Funk, Stephen J. Hagge, Rose Lee, James H. Miller, Josef M. Müller, B. Craig Owens, Caesar F. Sweitzer, Jim L. Turner and William S. Urkiel.

At the Annual Meeting, the Company’s shareholders voted on the four matters below as follows:

1)	Election of Directors.

Directors	Votes For	Votes Withheld	Broker Non-Vote

John W. Conway	109,560,509	1,715,553	6,322,129

Timothy J. Donahue	110,873,097	402,965	6,322,129

Richard H. Fearon	83,228,168	28,047,894	6,322,129

Andrea J. Funk	111,025,905	250,157	6,322,129

Stephen J. Hagge	110,874,851	401,211	6,322,129

Rose Lee	110,346,919	929,143	6,322,129

James H. Miller	108,645,275	2,630,787	6,322,129

Josef M. Müller	110,844,456	431,606	6,322,129

B. Craig Owens	109,441,385	1,834,677	6,322,129

Caesar F. Sweitzer	109,999,607	1,276,455	6,322,129

Jim L. Turner	107,099,496	4,176,566	6,322,129

William S. Urkiel	107,171,514	4,104,548	6,322,129

2)	The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020 pursuant to the following vote:

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
110,789,496	6,761,190	47,505	—

3)	The Company’s shareholders approved, by non-binding advisory vote, the resolution on executive compensation (as further described in the Company’s 2020 Proxy Statement) pursuant to the following vote:

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
107,622,369	3,519,060	134,633	6,322,129

4)	The Company’s shareholders did not approve the shareholder proposal requesting the Board of Directors to adopt a policy for an independent Board Chairman pursuant to the following vote:

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
41,098,415	69,931,411	246,236	6,322,129

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2020	CROWN HOLDINGS, INC.

	By:	/s/ David A. Beaver
	Name:	David A. Beaver
	Title:	Vice President and Corporate Controller

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